BLACKROCK PACIFIC FUND, INC.

Supplement dated June 6, 2011 to the Prospectus and Statement of Additional Information,
each dated April 29, 2011

The section entitled “Management of the Fund — BlackRock” in the Prospectus of BlackRock Pacific Fund, Inc. (the “Fund”) and the section entitled “Management and Advisory Arrangements” in the Fund’s Statement of Additional Information are amended to revise the disclosure of the Fund’s management fee rate as follows:

Effective June 1, 2011, BlackRock receives as compensation for its services to the Fund a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	0.60%
$1 billion – $3 billion	0.56%
$3 billion – $5 billion	0.54%
$5 billion – $10 billion	0.52%
In excess of $10 billion	0.51%

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-10073-0611SUP